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                                                                   Exhibit 10.38



                          STOCK SUBSCRIPTION AGREEMENT
                          ----------------------------

     THIS STOCK SUBSCRIPTION AGREEMENT ("Agreement"), dated as of             by
and between U.S.I. HOLDINGS CORPORATION, a Delaware corporation (the "Company") and (the "Purchaser").

                                R E C I T A L S :
                                - - - - - - - -

     A. The Company is a party to a Stock Purchase Agreement, dated as of
                (as amended from time to time, the "Purchase Agreement"), by and among the Company, USI Insurance Services Corp., a Delaware corporation and
a wholly-owned indirect subsidiary of the Company ("Buyer"),             ., a
                                                            -------------
    corporation ("    "), and the Purchaser.
----              ----

     B. Pursuant to the Purchase Agreement, Buyer will become the owner of all of the outstanding shares of capital stock of. The consideration payable to the Purchaser pursuant to such acquisition shall consist in varying combinations of cash, notes to be issued by the Company, and certain shares of Preferred Stock (as hereafter defined).

                               A G R E E M E N T :
                               - - - - - - - - -

     The parties hereto agree as follows:

     1. Definitions. As used in this Agreement, the following terms shall have
        -----------
the meanings set forth below:

     "Affiliate" has the meaning set forth in the Shareholders' Agreement.
      ---------

     "Cost" means, with respect to Shares, an amount equal to the product of the
      ----
number of Shares to be repurchased and the Purchase Price per share of such Shares.

     "Duly Endorsed" means duly endorsed by the Person or Persons in whose name
      -------------
a stock certificate is registered in blank or accompanied by a duly executed stock assignment separate from the certificate with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or the National Association of Securities Dealers, Inc.

     "Fair Market Value" means, with respect to any Shares, (i) if such Shares
      -----------------
constitute Public Stock (as defined in the Shareholders' Agreement), the average of the high and low closing (or last) sale prices for the five (5) business days preceding the date of determination thereof, as reported on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System or other similar national over-the-counter market, and (ii) if such Shares are not Public Stock, the fair market value of such Shares (determined without discounts for the lack of a public market for the Shares, any restrictions on resale of the Shares under state or federal securities laws or the Shareholders' Agreement and the fact that the Shares to be repurchased may represent a minority interest in the Company) shall be either
(A) the value set by the Board of Directors of the Company as the fair market value of its Shares from time to

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time, in good faith, and as in effect on the date giving rise to the determination of value, which value per share was determined for an independent business purpose within six (6) months of the date of determination and which the Board of Directors, in good faith, still believe is the fair market value of such Shares, or (B) if the Board of Directors has not made a determination of value as provided in (A), the value of such Shares as determined by an Independent Appraiser selected by the Company.

     "Independent" means, at any time as to any Person, that such Person is not
      -----------
an Affiliate or an employee of the Company or the Purchaser or of any Affiliate of either thereof.

     "Independent Appraiser" means a Person having at least ten (10) years'
      ---------------------
experience in appraising stocks, bonds or similar instruments (which Person may be an investment bank) and which is independent.

     "Person" means any individual, corporation, partnership, limited liability
      ------
company, joint venture, association, joint stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

     "Preferred Stock" means the Series Preferred Stock of the Company, par
      ---------------
value $.01 per share.

     "Purchase Price" means $ for each Purchased Share (as defined in Section
      --------------
2(a) below).

     "Shareholders' Agreement" means that certain Shareholders' and
      -----------------------
Warrantholders' Agreement of U.S.I. Holdings Corporation, dated September 17, 1999, a copy of which has been provided to the Purchaser prior to the date hereof, as the same may be hereafter amended.

     "Shares" means the Purchased Shares (defined in Section 2(a) below), which
      ------
shall be issued to the Purchaser in accordance with the terms of the Purchase Agreement.

     "USI Companies" means the Company, its subsidiaries, its Affiliates (as
      -------------
defined in the Purchase Agreement), and any of their successors or assigns.

     2. Subscription for and Acquisition of Purchased Shares.
        ----------------------------------------------------

          (a) Subscription for Purchased Shares; Purchase Price. Upon the terms
              -------------------------------------------------
and subject to the conditions of the Purchase Agreement and the terms and conditions hereinafter set forth, the Purchaser hereby subscribes for and shall purchase, and the Company shall sell to Purchaser, a total of shares of Preferred Stock (the "Purchased Shares"). In partial consideration of the sale of the Purchased Shares to the Purchaser, the Purchaser has agreed to sell to Buyer, in accordance with the terms of the Purchase Agreement, of all of the Purchaser's outstanding capital stock in .

          (b) Closing. The closing (the "Closing") of the purchase and sale of
              -------
the Shares contemplated to be issued under subsection 2(a) of this Agreement shall take place simultaneously with the closing of the transactions contemplated by the Purchase Agreement at the offices of , or at such other place as the parties hereto shall mutually agree upon, and/or by

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delivery via facsimile of signed copies of this Agreement and all other documents and agreements required to be delivered under the Purchase Agreement (with originals to follow immediately by overnight delivery service). The Shares shall be delivered to the Purchaser in accordance with the terms of the Purchase Agreement, provided that at the first such delivery of Purchased Shares the Purchaser shall execute and deliver a Joinder Agreement to the Shareholders' Agreement in substantially the form attached to the Purchase Agreement as Exhibit F.

          (c) Legend. Each certificate representing the Shares shall bear
              ------
substantially the following legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN
          ACQUIRED BY THE HOLDER SOLELY FOR HIS OWN ACCOUNT AND FOR THE PURPOSE OF INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION OF ANY SUCH SHARES.

          THE SHARES MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF (EACH SUCH ACTION, A "TRANSFER") UNLESS (A) SUCH TRANSFER COMPLIES WITH THE PROVISIONS OF THE STOCK SUBSCRIPTION AGREEMENT DATED AS OF
                , AND THE SHAREHOLDERS' AND WARRANTHOLDERS' AGREEMENT, DATED AS OF SEPTEMBER 17, 1999, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF U.S.I. HOLDINGS CORPORATION (TOGETHER, WITH ITS SUCCESSORS, THE "COMPANY") AND WHICH WILL BE MAILED TO A STOCKHOLDER WITHOUT CHARGE WITHIN FIVE (5) DAYS AFTER RECEIPT BY THE COMPANY OF A WRITTEN REQUEST THEREFOR FROM SUCH STOCKHOLDER, (B) EITHER (1) THE TRANSFER IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR (2) THE COMPANY SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT NO REGISTRATION IS REQUIRED BECAUSE OF THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER, AND (C) SUCH TRANSFER SHALL BE IN COMPLIANCE WITH ANY APPLICABLE STATE OR FOREIGN SECURITIES OR 'BLUE SKY' LAWS."

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          (d) Blue Sky Compliance. The Company and the Purchaser shall comply
              -------------------
with all state or foreign securities or "blue sky" laws which might be applicable to the sale of the Shares to the Purchaser hereunder.

     3. Representations and Warranties and Other Agreements of the Purchaser.
        --------------------------------------------------------------------

          (a) Representations and Warranties. The Purchaser represents and
              ------------------------------
warrants with respect to himself and the Shares that:

               (i) The Purchaser is acquiring such Shares for investment for his own account and not as an agent or nominee for any other Person.

               (ii) The Purchaser will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any Shares (each such action, a "Transfer") unless (A) such Transfer complies with the provisions of this Agreement and the Shareholders' Agreement, (B) either (1) the Transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder (the "Act"), or (2) the Purchaser shall have furnished the Company with an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to the Company, to the effect that no such registration is required because of the availability of an exemption from registration under the Act, and (C) such Transfer shall be in compliance with any applicable state or foreign securities or "blue sky" laws.

               (iii) The Purchaser has been advised by the Company that: (A) neither the offer nor sale of any Shares has been registered under the Act or any state or foreign securities or "blue sky" laws; (B) the Shares are characterized as a "restricted security" under the Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that the Shares must be held indefinitely and Purchaser must continue to bear the economic risk of the investment in the Shares unless the offer and sale of the Shares is subsequently registered under the Act or an exemption from such registration is available and all applicable state or foreign securities or "blue sky" laws are complied with; (C) it is not anticipated that there will be any public market for the Shares in the foreseeable future; (D) an exemption under Rule 144 promulgated under the Act is not presently available with respect to the offers or sales of any securities of the Company, and the Company has made no covenant to make an exemption under such Rule available nor has it made any covenants with respect to other rules by which offers or sales may be made;
(E) when and if the Shares may be disposed of without registration under the Act in reliance on Rule 144, such disposition may be made only in limited amounts in accordance with the terms and conditions of such Rule; (F) if the Rule 144 exemption is not available, public offer or sale of any Shares without registration will require the availability of another exemption under the Act;
(G) a restrictive legend in the form heretofore set forth shall be placed on the certificate(s) representing the Shares; and (H) a notation shall be made in the appropriate records of the Company indicating that the Shares are subject to restrictions on transfer, and if the Company should at some time in the future engage the services of a stock transfer agent, appropriate stop transfer restrictions will be issued to such transfer agent.

               (iv) The Purchaser has been afforded (A) the opportunity to ask such questions as he has deemed necessary of, and to receive answers from, representatives of the Company concerning an investment in the Shares and the merits and risks of investing in the Shares, and (B) access to information about the Company and the Company's financial condition, business, results of operations and prospects sufficient to enable him to evaluate his investment in the Shares.

               (v) The Purchaser is either (A) an "accredited investor" as defined in the Act or (B) has such knowledge, skill and experience in business, financial and investment matters so that he is capable of evaluating the merits, risks and consequences of an investment in the Shares and is able to bear the economic risk of loss of this investment.

               (vi) The Purchaser has duly and validly executed and delivered this Agreement.

               (vii) The execution, delivery and performance by the Purchaser of this Agreement and the Shareholders' Agreement do not and will not (A) constitute or result in a breach of or default (or an event which, with notice or lapse of time, or both, has the potential of constituting a default) under any agreement to which the Purchaser is a party, (B) violate any law binding upon the Purchaser or (C) require the consent of any third party.

               (viii) The Purchaser understands that an investment in the Shares is speculative and involves a high degree of risk and that the achievement of the financial results shown in any projections provided to him is subject to numerous contingencies, many of which are not within the Company's control. There can be no assurance that the results shown in such projections can be realized and neither the Company nor any person acting on its behalf assume any responsibility for the accuracy or adequacy of such projections.

               (ix) The Investor Suitability Questionnaire delivered to the Company by the Purchaser is correct and complete as of the Closing, and the Purchaser hereby adopts and reaffirms such Questionnaire as of the Closing.

               (x) The Purchaser has received and been afforded the opportunity to review copies of the Shareholders' Agreement and the Company's Certificate of Incorporation, including the Certificates of Designations of the preferred stock of the Company, Series A - X.

          (b) Disposition. If any number of the Shares is to be disposed of by
              -----------
the Purchaser in accordance with Rule 144 under the Act or otherwise, the Purchaser shall promptly notify the Company of such intended disposition and shall deliver to the Company, at or prior to the time of such disposition, such documentation as the Company may reasonably request in connection with such disposition and, in the case of a disposition pursuant to Rule 144, shall deliver to the Company an executed copy of any notice on Form 144 required to be filed with the Securities and Exchange Commission (the "SEC").

     4. Representations and Warranties and Other Agreements of the Company.
        ------------------------------------------------------------------

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          (a) Representations and Warranties. The Company represents and
              ------------------------------
warrants to the Purchaser that:

               (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

               (ii) The Company has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution of this Agreement has been duly authorized, and this Agreement has been duly and validly executed and delivered by the Company.

               (iii) This Agreement and the Shareholders' Agreement will, when executed as contemplated herein, constitute valid, binding and enforceable obligations of the Company, except as such enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditors' rights generally, (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (C) considerations of public policy by a court of competent jurisdiction.

               (iv) The execution, delivery and performance by the Company of this Agreement and the Shareholders' Agreement do not and will not (A) constitute or result in a breach of or a default (or an event which, with notice or lapse of time, or both, has the potential of constituting a default) under any charter document or Bylaws of the Company, (B) violate any law binding upon the Company, or (C) require the consent of any third party.

               (v) The Shares, upon issuance by the Company following receipt of the consideration provided for herein and satisfaction of the other conditions set forth herein, shall be duly authorized, fully paid and non-assessable.

               (vi) Assuming the accuracy of the representations set forth in
Section 3 hereof and similar representations made by other Purchasers of the USI Companies' capital stock, the offer and sale of the Shares is exempt from the registration requirements of the Act.

               (vii) The Company has provided to the Purchaser true and correct copies of the Shareholders' Agreement and the Company's Certificate of Incorporation, including the Certificates of Designations of preferred stock of the Company, Series A - X, as the foregoing exist on the date hereof.

          (b) Exchange Act Reports. If the Company shall, at any time, file a
              --------------------
registration statement with respect to Common Stock and/or Preferred Stock pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or a registration statement with respect to Common Stock and/or Preferred Stock pursuant to the requirements of the Act, the Company will file the reports required to be filed by it under the Act and the Exchange Act, respectively, and the rules and regulations adopted by the SEC thereunder, to the extent required from time to time to enable the Purchaser to sell Common Stock and/or Preferred Stock, subject to the terms of the Shareholders' Agreement, without

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registration under the Act within the limitation of the exemptions provided by
Rule 144 under the Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Notwithstanding anything to the contrary contained in this subsection 4(b), the Company may deregister Common Stock and/or Preferred Stock under Section 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

     5. Conditions to Performance.
        -------------------------

          (a) Conditions to the Company's Obligations. The Company's obligations
              ---------------------------------------
to issue the Shares hereunder and under the Shareholders' Agreement are subject to the performance by the Purchaser at or prior to the Closing of all of the agreements of the Purchaser contemplated to be performed hereunder at or prior to the Closing and to the satisfaction at or prior to the Closing of the following further conditions: (i) the representations and warranties of the Purchaser contained in Section 3 hereof shall be true and correct as of the Closing and (ii) the closing of the transactions contemplated by the Purchase Agreement shall have occurred and all documents contemplated to be executed and delivered by the parties other than the Company in connection therewith shall have been so executed and delivered.

          (b) Conditions to the Purchaser's Obligations. The obligations of the
              -----------------------------------------
Purchaser to deliver the purchase price for the Shares, as contemplated in subsection 2(a) and subsection 2(b) above and the Shareholders' Agreement, are subject to the performance by the Company at or prior to the Closing of all of the agreements of the Company contemplated to be performed hereunder at or prior to the Closing and to the satisfaction at or prior to the Closing of the following further conditions: (i) the representations and warranties of the Company contained in Section 4 hereof shall be true and correct as of the Closing, and (ii) the Closing of the transactions contemplated by the Asset Purchase Agreement shall have occurred.

     6. Repurchase of Shares.
        --------------------

          (a) Purchase Option in the Event of Termination by Employer Other than
              ------------------------------------------------------------------
for Cause. In the event that the Purchaser's employment under his Employment
---------
Agreement with dated as of (the "Employment Agreement") shall be terminated by "without cause" pursuant to subsection 8.1 thereof, (i) the Company shall have the option, exercisable in its sole discretion, to purchase all or any portion of the Purchased Shares at a purchase price equal to the Fair Market Value of such Shares, and (ii) Purchaser shall have the option to cause the Company to purchase (to the extent the same are not the subject of an election by the Company pursuant to clause (i) above), at a purchase price equal to the Fair Market Value thereof, that number of Purchased Shares the Fair Market Value of which in the aggregate equals the Cost of the Purchased Shares owned by the Purchaser on the date of such termination, it being understood that the remaining Purchased Shares (to the extent the same are not subject to clauses
(i) and (ii) above) shall continue to be held by the Purchaser and subject to the Shareholders' Agreement. The option of the Company set forth in clause (i) of this subsection 6(a) shall be exercisable by the Company by written notice to the Purchaser, given at any time within thirty (30) days after the date of termination of the Purchaser's employment under his Employment Agreement as contemplated above, specifying the Shares to be acquired by the Company and, at the closing of

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the purchase by the Company of such Shares, the purchase price therefor shall be paid by the Company in cash. The option of the Purchaser set forth in clause
(ii) of this subsection 6(a) shall be exercisable by written notice to the Company, given at any time within sixty (60) days but not earlier than thirty
(30) days after the date of termination of the Purchaser's employment under his Employment Agreement, specifying the Shares to be acquired by the Company and, at the closing of the purchase by the Company of such Shares, the purchase price therefor shall be paid by the Company in cash. If the option set forth in this subsection 6(a) which contemplates that the Company shall purchase Shares shall be exercised, the Company shall be required to purchase and shall purchase all of the Shares specified in the applicable notice or notices of exercise at the time and upon the terms and conditions set forth in subsection 6(e).

          (b) Purchase Option in the Event of Termination for Cause. In the
              -----------------------------------------------------
event that the Purchaser's employment under his Employment Agreement shall be terminated by the Employer "for cause" pursuant to subsection 8.2 thereof, the Company shall have the option, exercisable in its sole discretion, to purchase all or any portion of the Purchased Shares at a purchase price equal to the Fair Market Value of such Shares. The option of the Company set forth in this subsection 6(b) shall be exercised by the Company by written notice to the Purchaser given at any time within thirty (30) days after the date of such termination of the Purchaser's employment under his Employment Agreement, specifying the Shares to be acquired by the Company. The purchase price for any Shares purchased by the Company in accordance with the provisions of this subsection 6(b) shall be paid in cash. If the option of the Company set forth in this subsection 6(b) shall be so exercised by the Company, the Purchaser shall be required to sell and shall sell all of the Shares specified in such notice at the time and upon the terms and conditions set forth in subsection 6(e).

          (c) Purchase Options in the Event of Death or Disability. In the event
              ----------------------------------------------------
that the Employer terminates the Purchaser's employment under his Employment Agreement pursuant to subsection 8.4 thereof by reason of the death, incapacity or disability of the Purchaser, then (i) the Company shall have the option, exercisable in its sole discretion, to purchase all or any portion of the Purchased Shares at a purchase price equal to the Fair Market Value of such Shares, and (ii) the Purchaser (or his estate) shall have the option to cause the Company to purchase (to the extent the same are not the subject of an election by the Company pursuant to clause (i) above) at a purchase price equal to the Fair Market Value thereof that number of Purchased Shares the Fair Market Value of which in the aggregate equals the Cost of the Purchased Shares owned by the Purchaser on the date of such termination of the Purchaser's employment under his Employment Agreement, it being understood that the remaining Purchased Shares (to the extent the same are not subject to clauses (i) and (ii) above) shall continue to be held by the Purchaser (or his estate) and subject to the Shareholders' Agreement. The option of the Company set forth in clause (i) of this subsection 6(c) shall be exercisable by the Company by written notice to the Purchaser given at any time within thirty (30) days after the date of such termination of the Purchaser's Employment Agreement, specifying the Shares to be purchased by the Company and, at the closing of the purchase by the Company of such Shares, the purchase price therefor shall be paid by the Company in cash. The option of the Purchaser set forth in clause (ii) of this subsection 6(c) shall be exercisable by written notice to the Company, given at any time within sixty (60) days but not less than thirty (30) days after the date of such termination of the Purchaser's employment under his Employment Agreement, specifying the

Shares to be acquired by the Company and, at the closing of the purchase by the Company of such Shares, the purchase price therefor shall be paid by the Company in cash. If the option set forth in this subsection 6(c) which contemplates that the Company shall purchase Shares shall be exercised, the Company shall be required to purchase and shall purchase the Shares identified in the applicable exercise notice or notices at the time and upon the terms and conditions set forth in subsection 6(e).

          (d) Purchase Option in the Event of Voluntary Termination by
              ---------------------------------------------------------
Purchaser. In the event that the Purchaser shall voluntarily terminate his
---------
employment with , as contemplated by subsection 8.3 of his Employment Agreement, the Company shall have the option, exercisable in its sole discretion, to purchase all or any portion of the Purchased Shares at a purchase price equal to the Fair Market Value of such Shares. The option of the Company set forth in this subsection 6(d) shall be exercisable by the Company by written notice to the Purchaser given at any time within thirty (30) days after the date of termination of employment by the Purchaser, specifying the Shares to be acquired by the Company. The purchase price for any Shares purchased by the Company in accordance with the provisions of this subsection 6(d) shall be paid by the Company in cash. If the option of the Company set forth in this subsection 6(d) shall be so exercised by the Company, the Purchaser shall be required to sell and shall sell all of the Shares specified in such notice at the time and upon the terms and conditions set forth in subsection 6(e).

          (e) Closing; Delay of Closing.
              -------------------------

               (i) The closing of any purchase by the Company of Shares pursuant to any of the options contained in this Section 6 shall take place at the Company's offices on a date designated by the Company and reasonably acceptable to the Purchaser, which shall be no later than ninety (90) days after the date of the occurrence of the event giving rise to the applicable option. At such closing, the Purchaser and/or his Permitted Transferees (as defined in the Shareholders' Agreement), as the case may be, shall deliver or shall cause to be delivered to the Company, against receipt of the entire purchase price therefor (computed as provided in the applicable subsection of this Section 6), certificates evidencing all of the Shares being sold hereunder, Duly Endorsed for transfer, with all necessary transfer and documentary stamps affixed thereto at the expense of the Purchaser, together with any other documents necessary to effect the transfer of such Shares to the Company. All Shares to be transferred to the Company pursuant to this Section 6 shall be free and clear of any claims or security interests of any Person.

               (ii) Notwithstanding anything else contained herein, if, at the scheduled time for closing of any purchase by the Company of Shares pursuant to this Section 6, the Company is unable to fund or finance any such purchase, the closing of such scheduled purchase shall be delayed until such time as the Company is able to fund or finance such purchase, provided that (i) if the
                                                  --------
Purchaser shall have exercised an option to require that Shares be purchased by the Company, such delay shall in no event exceed one hundred twenty (120) days, and the Purchaser may, by notice to the Company, withdraw such election at any time during such delay upon written notice to the Company , and (ii) if the Company shall have exercised an option to repurchase Shares, the Company's right to repurchase the applicable Shares shall terminate if such Shares have not been repurchased within one hundred twenty (120) days after such scheduled closing time. The inability of the Company to fund or finance any purchase of shares pursuant to this Section 6 shall not prevent the Purchaser or the Company from exercising any of their respective options in this
Section 6.

     7. Indemnification; Survival.
        -------------------------

          (a) Indemnification Generally. The Purchaser agrees to indemnify,
              -------------------------
defend and hold harmless the Company, its subsidiaries and their respective officers, directors, employees, agents and controlling persons (each, a "Company Indemnified Person"), from and against any and all losses, claims, damages, liabilities, expenses (including, without limitation, attorneys' fees and disbursements), judgments or amounts paid in settlement of actions arising out of or resulting from the untruth of any representation herein or the breach of any warranty or covenant herein or relating to any claim by a third party against a Company Indemnified Person based on or arising out of any action or any representation or warranty of the Purchaser made herein. Notwithstanding the foregoing, no representation, warranty, covenant or acknowledgment made herein by the Purchaser shall in any manner be deemed to constitute a waiver of any rights granted to him under the Act or state securities laws. The Company agrees to indemnify, defend and hold harmless the Purchaser from and against any and all losses, claims, damages, liabilities, expenses (including, without limitation, attorneys' fees and disbursements), judgments or amounts paid in settlement of actions arising out of, or resulting from, the untruth of any representation herein or the breach of any warranty or covenant herein or relating to any claim by a third party against the Purchaser based on or arising out of any action or any representation or warranty of the Company.

          (b) Indemnification Proceedings in Respect of Third Party Claims. The
              ------------------------------------------------------------
provisions of this subsection 7(b) shall apply to claims for indemnification pursuant to subsection 7(a) based on the assertion of any claim by a third party against an Indemnified Party (as hereinafter defined). Promptly after receipt by any party entitled to indemnification pursuant to the provisions of subsection 7(a) (each, an "Indemnified Party") of notice of the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made against the party hereto which is obligated to indemnify the Indemnified Party in respect of such action pursuant to the provisions of subsection 7(a) (the "Indemnifying Party"), notify the Indemnifying Party in writing of the commencement thereof; provided, however, that the omission so to notify the
                      --------  -------
Indemnifying Party shall not relieve it from any liability that it may have to any Indemnified Party unless and only to the extent that the Indemnifying Party is adversely affected thereby. In case any such action shall be brought against any Indemnified Party, and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and to assume the defense thereof, with counsel satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless
(i) the employment of separate counsel has been specifically authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party has failed to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party within a reasonable time after commencement of such action or (iii) the named parties to any such action (including any impleaded parties) include an Indemnified Party and an Indemnifying Party and the Indemnified Party has been advised in writing by separate counsel that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of the Indemnified Party), it being understood that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegation or circumstances, be liable for the reasonable fees and expenses of more than one firm of attorneys (in addition to any local counsel) for the Indemnified Party, which firm shall be designated in writing by the Indemnified Party, and that all such fees and expenses shall be reimbursed as they are incurred upon written request and presentation of satisfactory invoices. No Indemnifying Party shall, without the prior written consent of each Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

          (c) Survival. The representations and warranties of the parties hereto
              --------
set forth in this Agreement shall survive Closing for a period of two (2) years.

     8. Notification of Changes. The Purchaser shall notify the Company upon the
        -----------------------
occurrence of any event prior to Closing which would cause any representation or warranty of the Purchaser contained in this agreement to be false or incorrect.

     9. Termination of Agreement.
        ------------------------

          (a) Termination of Purchase Agreement. This Agreement shall terminate
              ---------------------------------
upon any termination of the Purchase Agreement which occurs prior to the Closing thereof.

          (b) Termination by Purchaser. The Purchaser shall have the right to
              ------------------------
terminate this Agreement, upon written notice to the Company, at any time after in the event the Closing shall not have occurred.

     10. Binding Effect. The provisions of this Agreement shall be binding upon
         --------------
and shall inure to the benefit of the parties hereto, any Indemnified Parties that are not parties hereto and the heirs, legal representatives, successors and assigns of the parties hereto and any such Indemnified Parties. No transfer of any Shares shall be valid unless the transferee thereof shall have assumed the obligations of its transferor under this Agreement with respect to such Shares in a written instrument delivered to the Company.

     11. Recapitalizations, Exchanges, Etc. Affecting the Shares. The provisions
         -------------------------------------------------------
of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Shares, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

     12. Assignment. Purchaser shall not assign any rights under this Agreement
         ----------
prior to the Closing without the prior written consent of the Company. After the Closing, the Purchaser's rights hereunder may be assigned only in accordance with the Shareholders' Agreement and with the Company's prior written consent, which consent may be withheld in its sole discretion. Any purported assignment of rights or obligations hereunder by the Purchaser which has not been consented to by the Company shall be void.

     13. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
         --------------
ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     14. Invalidity of Provisions. The invalidity or unenforceability of any
         ------------------------
provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

     15. Headings; Execution in Counterparts. The headings and captions
         -----------------------------------
contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute but one and the same instrument.

    16. Notices. All notices, demands and requests of any kind which either
        -------
party hereto may be required or may desire to serve upon the other party in connection with this Agreement shall be delivered only by courier or other means of personal service which provides written verification of receipt or by registered or certified mail return receipt requested (the "Notice"). Any such Notice or demand so delivered by registered or certified mail or courier shall be deposited in the United States mail, or in the case of courier, deposited with the courier, with postage thereon fully prepaid. All Notices shall be addressed to the parties to be served as follows:

        (a)  If to the Company:                 with copies to:

             USI Holdings Corporation           Ernest Newborn, Esquire
             50 California Street, 24th Floor   General Counsel
             San Francisco, CA 94111            USI Insurance Services Corp.
             (415) 983-0100                     50 California Street, 24th Floor
             Attn: President                    San Francisco, CA 94111

        (b)  If to the Purchaser:               with a copy to:

     17. Amendment. This Agreement may not be amended, modified or supplemented
         ---------
and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by the party(ies) against whom enforcement is sought. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

     18. Third Party Beneficiaries. Nothing expressed or implied in this
         -------------------------
Agreement is intended or shall be construed to confer upon or give to any third party (other than any Indemnified Party) any rights or remedies against any party hereto.

     IN WITNESS WHEREOF, the Purchaser and the Company have executed this Agreement as of the date first above written.

                                          U.S.I. HOLDINGS CORPORATION


                                          By:
                                          Name:
                                          Title:

                                          --------------------------------------
                                          Purchaser